INCOME TAXES	9 Months Ended
Sep. 30, 2011
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 11 – INCOME TAXES

The income tax benefit for continuing operations for the three months ended September 30, 2011 of $360 and for the nine months ended September 30, 2011 of $1,535 and income tax benefit for continuing operations of $28 for each of the three and nine months ended September 30, 2010 was primarily based on our estimated annual effective tax rate. The tax benefit was primarily driven off of the full year forecasted loss. The deferred tax assets created from the forecasted loss can be used to offset the already established deferred tax liabilities in future years.  The effective tax rate in 2011 varies from the U.S. federal statutory rate of 35% due to state taxes and permanent book to tax differences.

As a result of the Merger, the Company acquired approximately $3,400 of net operating loss carry-forwards. In the nine months ended September 30, 2011, the Company determined that all of the acquired loss carry-forwards can be used in future years to offset potential taxable income.

At both September 30, 2011 and December 31, 2010, the Company had a liability for unrecognized tax benefits of $43 and $353 for both federal and state income tax matters, respectively. The liability for unrecognized tax benefits has been reduced in the nine months ended September 30, 2011 due to the settlement of an Internal Revenue Service examination. If the remaining unrecognized tax benefits are ultimately recognized it would not be expected to have a material impact on the effective tax rate.

The Company accounts for interest and penalties related to unrecognized tax benefits as part of our provision for federal, foreign, and state income taxes. No accruals for such interest were made during the first or second quarters of 2011 and 2010.  No penalties have been accrued on any of the unrecognized tax benefits.

The earliest tax year open to examination by federal tax and major state tax jurisdictions is 2007. We completed a U.S. income tax audit by the Internal Revenue Service of the 2008 tax year in April 2011. A $584 net operating loss adjustment was proposed by the Internal Revenue Service and accepted by the Company.  This was reflected in our December 31, 2010 tax provision.  No other income tax audits are currently underway.

The statute of limitations for taxes in Brazil is five (5) years and the earliest tax year open to examination by federal tax and major state tax jurisdictions in Brazil is 2005.

Recoverable Taxes

As of September 30, 2011, recoverable taxes consisted of (in thousands):

September
30, 2011
ICMS (1)	$273
Prepaid IRPJ and CSSL (2)	3,857
IRRF (3)	123
Value-added taxes (4)	1,611
Other recoverable taxes	5
Recoverable taxes	$5,869

Recoverable taxes - short term	$3,521
Recoverable taxes - long term	$2,348
(1) ICMS: State tax on sales of goods and services.
(2) IRPJ: Brazilian federal income tax on taxable net profits.
     CSLL: social contribution on taxable net profits, created to finance social programs and funds.
(3) IRRF: withholding of income tax applicable on certain domestic operations, such as payment of fees for some service providers, payment of salaries and financial income    resulting from bank investments.
(4) Value-added tax for sales of goods and services abroad.